NEWS RELEASE

As previously announced, TDS will hold a teleconference Feb. 26, 2013 at 9:30 a.m. CST. Interested parties may listen to the call live by accessing the Investor Relations page of www.teldta.com.

Contact:	Jane W. McCahon, Vice President, Corporate Relations and Corporate Secretary (312) 592-5379; jane.mccahon@teldta.com
Julie D. Mathews, Manager, Investor Relations (312) 592-5341; julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS FOURTH QUARTER 2012 RESULTS AND 2013 FINANCIAL GUIDANCE

CHICAGO – Feb. 26, 2013 – Telephone and Data Systems, Inc. [NYSE:TDS] reported operating revenues of $1,346.2 million for the fourth quarter of 2012, an increase of 2 percent from $1,316.7 million in the comparable period one year ago. Net loss attributable to TDS shareholders was $41.8 million, or $0.39 per diluted share, respectively, for the fourth quarter of 2012, compared to $6.2 million and $0.06, respectively, in the comparable period one year ago.

As previously announced on Nov. 7, 2012, U.S. Cellular reached a definitive agreement to sell its Chicago, St. Louis, central Illinois and three other markets (the “Divestiture Markets”) to subsidiaries of Sprint Nextel Corporation [NYSE: S] for $480 million (the “Divestiture Transaction”).  The transaction is subject to regulatory approvals and is expected to close in mid-2013.  In the fourth quarter of 2012, TDS’ operating income was reduced by $44.5 million due to divestiture-related costs, including a $10.7 million write-down of assets, $12.6 million in employee-related costs, including severance, and $20 million in accelerated depreciation, amortization and accretion.

The table below provides pro forma performance highlights for U.S. Cellular’s Total Consolidated Markets, Divestiture Markets, and Core Markets for the fourth quarter of 2012.  Core Markets are the markets that U.S. Cellular will continue to own upon completion of the Divestiture Transaction.

U.S. Cellular
($ in millions except ARPU)	Total Consolidated Markets	Divestiture Markets (1)	Core Markets (1)
Postpaid gross additions	241,000	23,000	218,000
Postpaid churn	1.83%	3.35%	1.67%
Postpaid net additions (losses)	(41,000)	(25,000)	(16,000)
Prepaid net additions (losses)	37,000	(1,000)	38,000
Service revenues (1)	$1,008.9	$101.4	$907.5
Postpaid ARPU (1)	$54.56	$60.91	$53.92

(1)     Total Consolidated  Markets amounts represent GAAP financial measures and Divestiture Markets and Core Markets amounts represent non-GAAP financial measures. U.S. Cellular believes that the amounts under Divestiture Markets and Core Markets may be useful to investors and other users of its financial information .

The following table highlights the performance of U.S. Cellular’s Core Markets and TDS Telecom for the fourth quarter of 2012 and 2011.

U.S. Cellular			%
($ in millions except ARPU)	Q4 2012	Q4 2011	Change
Postpaid gross additions	218,000	209,000	4%
Postpaid churn	1.67%	1.48%	(13%)
Postpaid net additions (losses)	(16,000)	(2,000)	(>100%)
Prepaid net additions	38,000	6,000	>100%
Retail net additions	22,000	4,000	>100%
Service revenues (1)	$907.5	$917.5	(1%)
Postpaid ARPU (1)	$53.92	$52.62	2%
Smartphones sold as % of total devices	62.9%	52.6%	20%
4G/LTE smartphones as % of total smartphones sold	74%	0%	>100%
Capital expenditures (1)	$241	$253	(5%)
Cell sites in service	6,292	6,154	2%
Owned towers	3,847	3,755	2%

TDS Telecom			%
	Q4 2012	Q4 2011	Change
Operating revenues	$221.5	$206.8	7%
ILEC triple play (voice, data and video) penetration	31%	29%	7%
managedIP (ILEC and CLEC)	94,600	53,500	77%

(1)     The Core Markets amounts for Q4 2012 and Q4 2011 represent non-GAAP financial measures. U.S. Cellular believes that the amounts under Core Markets may be useful to investors and other users of its financial information.

“U.S. Cellular and TDS Telecom continued to execute on their strategic initiatives, though profitability was impacted by smartphone subsidies, reductions in regulatory support, and investment spending,” said LeRoy T. Carlson, Jr., TDS president and CEO.

“U.S. Cellular achieved strong growth in smartphone penetration as more customers had access to 4G LTE speeds and devices. U.S. Cellular’s Core Markets also increased net retail customer additions, due to prepaid customer growth.  While revenue from our customers increased, overall service revenues declined due to lower negotiated roaming rates which had a positive effect on roaming expenses. To further differentiate our superior customer experience, U.S. Cellular is working to provide seamless shopping and support across channels, identify more opportunities to expand distribution, and through the implementation of a new billing and operational support system, is also simplifying operations and processes to increase efficiency and reduce complexity and cost.

“TDS Telecom continued to build its residential customer base with TDS TV® and broadband offerings, and further increased momentum in commercial managedIP sales. TDS Telecom is focused on increasing residential TDS TV and broadband penetration in existing markets, and expanding broadband access through stimulus projects in progress nationwide. To grow the commercial customer base, TDS Telecom plans to expand the managedIP portfolio, and build its hosted and managed services business by providing integrated, end-to-end IT solutions, including ReliaCloudTM, to mid-market customers.”

Baja Broadband

In a separate release today, TDS announced an agreement to acquire substantially all of the assets of Baja Broadband, LLC for a purchase price of $267.5 million.

2013 ESTIMATES

Estimates of full-year 2013 results for U.S. Cellular, TDS Telecom and TDS, are shown below.  Such estimates represent management’s view as of the date of filing of TDS’ Form 10-K for the year ended December 31, 2012.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

TDS has changed the measures which it uses to present estimates of operating results.  TDS now provides estimates for consolidated revenues and capital expenditures.  In addition, TDS previously presented Adjusted OIBDA, defined as operating income excluding the effects of: depreciation, amortization and accretion (OIBDA); the loss on impairment of assets; and the net gain or loss on asset disposals and exchanges.  TDS believes Adjusted income before income taxes, as defined below, is a measure which provides a more comprehensive and meaningful view of TDS’ recurring results of operations.

2013 Estimated Results (1)

	U.S. Cellular (2)	TDS Telecom (3)	TDS (2)(3)(7)
(Dollars in millions)
Adjusted operating revenues (4)	$3,765-$3,885	$850-$900	$4,660-$4,830
Adjusted income before income taxes (5)	$780-$900	$220-$250	$995-$1,145
Capital expenditures	Approx. $600	Approx. $155	Approx. $765

(1)     These estimates are based on TDS’ current plans, which include a multi-year deployment of 4G LTE technology which commenced in 2011 at U.S. Cellular and a multi-year deployment of IPTV which commenced in 2011 at TDS Telecom.  New developments or changing conditions (such as, but not limited to, regulatory developments, customer net growth, customer demand for data services, costs to deploy, agreements for content or franchises, or possible acquisitions, dispositions or exchanges) could affect TDS’ plans and, therefore, its 2013 estimated results.

(2)     These estimates also assume the Divestiture Transaction closes July 1, 2013.  Actual effects could vary significantly from these estimates as a result of a change in the expected timing of the Divestiture Transaction.

These estimates reflect U.S. Cellular’s consolidated results for 2013.  Estimated results reflecting U.S. Cellular’s Divestiture Markets and Core Markets are shown in the table below:

2013 Estimated Results

	U.S. Cellular Core Markets (6)	U.S. Cellular Divestiture Markets (6)	U.S. Cellular Consolidated (6)
(Dollars in millions)
Adjusted operating revenues (4)	$3,600-$3,700	$165-$185	$3,765-$3,885
Adjusted income before income taxes (5)	$765-$865	$15-$35	$780-$900
Capital expenditures	Approx. $600	—	Approx. $600

(3)     These estimates do not reflect the effects of the acquisition of Baja Broadband, LLC.

(4)     Adjusted operating revenues is a non-GAAP financial measure defined as Operating revenues excluding U.S. Cellular Equipment sales revenues. U.S. Cellular Equipment sales revenues are excluded from Adjusted operating revenues since U.S. Cellular equipment is generally sold at a net loss, and such net loss that results from U.S. Cellular Equipment sales revenues less U.S. Cellular Cost of equipment sold is viewed as a cost of earning service revenues for purposes of assessing business results.  For purposes of developing this guidance, TDS does not calculate an estimate of U.S. Cellular Equipment sales revenues.  TDS believes this measure provides useful information to investors regarding TDS’ results of operations. Adjusted operating revenues is not a measure of financial performance under GAAP and should not be considered as an alternative to Operating revenues as an indicator of the Company’s operating performance.

(5)     Adjusted income before income taxes is a non-GAAP financial measure defined as income before: Income taxes, Depreciation, amortization and accretion, net Gain or loss on sale of business and other exit costs, and Interest expense. Adjusted income before income taxes is not a measure of financial performance under GAAP and should not be considered as an alternative to Income before income taxes as an indicator of the Company’s operating performance or as an alternative to cash flows from operating activities, determined in accordance with GAAP, as an indicator of cash flows or as a measure of liquidity.  TDS believes Adjusted income before income taxes is a meaningful measure of TDS’ operating results before significant recurring non-cash charges, discrete gains and losses and financing charges (Interest expense).  The following tables provide a reconciliation of Income before income taxes to Adjusted income before income taxes for 2013 Estimated Results and 2012, 2011 and 2010 actual results:

	2013 Estimated Results

	U.S. Cellular Core Markets (6)	U.S. Cellular Divestiture Markets (2)(6)	U.S. Cellular Consolidated (6)	TDS Telecom	TDS (7)
(Dollars in millions)
Income before income taxes (8)(9)	$165-$265	($180)-($160)	($15)-$105	$25-$55	($55)-$95
Depreciation, amortization and accretion expense	Approx. $545	Approx. $195	Approx. $740	Approx. $195	Approx. $940
Interest expense	Approx. $55	—	Approx. $55	—	Approx. $110
Adjusted income before income taxes	$765-$865	$15-$35	$780-$900	$220-$250	$995-$1,145

			2012 Actual Results

			U.S. Cellular Consolidated (6)	TDS Telecom	TDS (7)
(Dollars in millions)
Income before income taxes (9)			$205.1	$45.0	$196.2
Depreciation, amortization and accretion expense			608.6	193.1	813.6
(Gain) loss on sale of business and other exit costs, net			21.0	-	21.1
Interest expense (Capitalized interest)			42.4	(1.5)	86.7
Adjusted income before income taxes			$877.1	$236.6	$1,117.6

	2011 Actual Results

	U.S. Cellular Consolidated (6)	TDS Telecom	TDS (7)
(Dollars in millions)
Income before income taxes	$312.8	$107.5	$363.7
Depreciation, amortization and accretion expense	573.6	180.5	765.8
(Gain) loss on sale of business and other exit costs, net	-	-	-
Interest expense (Capitalized interest)	65.6	(2.6)	118.2
Adjusted income before income taxes	$952.0	$285.4	$1,247.7

	2010 Actual Results

	U.S. Cellular Consolidated (6)	TDS Telecom	TDS (7)
(Dollars in millions)
Income before income taxes	$241.1	$101.3	$285.8
Depreciation, amortization and accretion expense	571.0	174.1	755.6
(Gain) loss on sale of business and other exit costs, net	-	-	-
Interest expense (Capitalized interest)	61.6	(0.8)	116.8
Adjusted income before income taxes	$873.7	$274.6	$1,158.2

(6)     The U.S. Cellular Consolidated amounts represent GAAP financial measures and include the results of both the Core Markets and the Divestiture Markets.  As used herein, “Core Markets” represents U.S. Cellular‘s total consolidated markets excluding the Divestiture Markets.  The Core Markets and Divestiture Markets amounts represent non-GAAP financial measures.  TDS believes that the Core Markets and Divestiture Markets amounts may be useful to investors and other users of its financial information in evaluating the pro forma results for the Core Markets.

(7)     The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.

(8)     This amount does not include any estimate for (Gain) loss on sale of business and other exit costs, net, as the timing of such amount is not readily estimable.

(9)     The 2013 estimated amounts for depreciation, amortization and accretion expense in the U.S. Cellular Divestiture Markets include approximately $120 million of incremental accelerated depreciation resulting from the Divestiture Transaction.  The 2012 actual results include $20.1 million of incremental accelerated depreciation resulting from the Divestiture Transaction.

Stock Repurchase

The following represents repurchases of TDS Common Shares (including Special Common Shares that were reclassified as Common Shares in the Share Consolidation Amendment in January 2012).

Repurchase Period	# Shares	Cost (in millions)
2012 (full year)	867,841	$20.0
2011 (full year)	748,246	$21.5
2010 (full year)	2,394,476	$68.1
2009 (full year)	6,374,741	$176.6
2008 (full year)	5,861,822	$199.6
Total	16,247,126	$485.8

Conference Call Information

TDS will hold a conference call on Feb. 26, 2013 at 9:30 a.m. CST.

•         Access the live call on the Investor Relations page of www.teldta.com  or at

       http://ir.teldta.com/phoenix.zhtml?c=67422&p=irol-eventDetails&EventId=4917451.

•         Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Investor Relations page of www.teldta.com. The call will be archived on the Conference Calls page of www.teldta.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless; broadband, TV and voice; and hosted and managed services to approximately 7 million customers in 36 states through its business units, U.S. Cellular, TDS Telecom and TDS Hosted & Managed Services. Founded in 1969 and headquartered in Chicago, TDS employed 12,300 people as of Dec. 31, 2012.

Visit www.teldta.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of the pending acquisition and divestiture transactions,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transaction and the financial impacts of such transaction; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of handset devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.teldta.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

United States Cellular Corporation
Total Markets Summary Operating Data (Unaudited)

Quarter Ended	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Total population
Consolidated markets (1)	93,244,000	92,996,000	92,684,000	92,684,000	91,965,000
Consolidated operating markets (1)	46,966,000	46,966,000	46,966,000	46,966,000	46,888,000
Market penetration at end of period
Consolidated markets (2)	6.2%	6.2%	6.3%	6.3%	6.4%
Consolidated operating markets (2)	12.3%	12.4%	12.3%	12.4%	12.6%
All customers
Total at end of period	5,798,000	5,808,000	5,799,000	5,837,000	5,891,000
Gross additions	363,000	364,000	290,000	285,000	306,000
Net additions (losses)	(10,000)	9,000	(38,000)	(49,000)	(41,000)
Smartphones sold as a percent of total devices sold (3)	62.9%	53.0%	51.9%	54.1%	52.5%
Retail customers
Total at end of period	5,557,000	5,561,000	5,542,000	5,570,000	5,608,000
Postpaid smartphone penetration (3) (4)	41.8%	38.6%	36.8%	34.4%	30.5%
Gross additions	348,000	350,000	277,000	273,000	298,000
Net retail additions (losses) (5)	(4,000)	19,000	(28,000)	(34,000)	(13,000)
Net postpaid additions (losses)	(41,000)	(38,000)	(48,000)	(38,000)	(20,000)
Net prepaid additions (losses)	37,000	57,000	20,000	4,000	7,000
Service revenue components (000s)
Retail service	$886,014	$884,219	$889,219	$888,527	$882,091
Inbound roaming	76,090	106,132	86,363	80,132	93,353
Other	46,820	46,019	54,160	55,161	54,601
Total service revenues (000s)	$1,008,924	$1,036,370	$1,029,742	$1,023,820	$1,030,045
Total ARPU (6)	$58.00	$59.57	$59.05	$58.21	$58.13
Billed ARPU (7)	$50.94	$50.83	$50.99	$50.52	$49.78
Postpaid ARPU (8)	$54.56	$54.34	$54.42	$54.00	$53.35
Postpaid churn rate (9)	1.8%	1.7%	1.6%	1.6%	1.6%
Capital expenditures (000s)	$253,100	$199,100	$183,200	$201,300	$276,400
Cell sites in service	8,028	7,984	7,932	7,875	7,882

(1)     Used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively. See footnote (2) below.

(2)     Market Penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas®.

(3)     Smartphones represent wireless devices which run on an Android™, BlackBerry®, or Windows Mobile® operating system, excluding tablets.

(4)     Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid customers.

(5)     Includes net postpaid additions (losses) and net prepaid additions (losses).

(6)     Total ARPU - Average monthly service revenue per user includes retail service, inbound roaming and other service revenues and is calculated by dividing total service revenues by the number of months in the period and by the average total customers during the period.

(7)     Billed ARPU - Average monthly billed revenue per user is calculated by dividing total retail service revenues by the number of months in the period and by the average total customers during the period. Retail service revenues include revenues attributable to postpaid, prepaid and reseller customers.

(8)     Postpaid ARPU - Average monthly revenue per postpaid user is calculated by dividing total retail service revenues from postpaid customers by the number of months in the period and by the average postpaid customers during the period.

(9)     Represents the percentage of the postpaid customer base that disconnects service each month. This amount represents the average postpaid churn rate for each respective quarterly period.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
TDS Telecom
ILEC:
Residential Connections
Physical access lines (1)	350,100	355,800	360,100	363,500	367,600
Broadband connections (2)	221,700	223,100	222,400	219,500	219,600
IPTV customers	7,900	6,700	5,600	4,900	4,600
ILEC residential connections	579,700	585,600	588,100	587,900	591,800

Commercial Connections
Physical access lines (1)	107,600	109,800	111,100	112,600	114,400
Broadband connections (2)	18,500	18,500	18,400	18,200	18,200
managedIP connections (3)	17,200	15,000	13,200	10,800	8,600
ILEC commercial connections	143,300	143,300	142,700	141,600	141,200

CLEC:
Residential Connections
Physical access lines (1)	24,600	26,200	27,900	29,600	31,800
Broadband connections (2)	8,200	8,900	9,500	10,100	11,000
CLEC residential connections	32,800	35,100	37,400	39,700	42,800

Commercial Connections
Physical access lines (1)	135,500	140,300	145,100	151,100	157,300
Broadband connections (2)	11,200	12,000	12,800	13,700	14,600
managedIP connections (3)	77,400	69,500	61,400	53,700	44,900
CLEC commercial connections	224,100	221,800	219,300	218,500	216,800

Total ILEC and CLEC Customer Connections	979,900	985,800	987,500	987,700	992,600

(1)     Individual circuits connecting customers to TDS Telecom’s central office facilities.

(2)     The number of customers provided high-capacity data circuits via various technologies, including DSL and dedicated Internet circuit technologies.

(3)     The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.

TDS Telecom
Capital Expenditures (000s)

Quarter Ended	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
ILEC	$43,400	$33,700	$32,500	$27,500	$50,300
CLEC	6,100	5,400	4,900	5,100	7,200
HMS	2,300	4,400	5,500	3,100	5,900
	$51,800	$43,500	$42,900	$35,700	$63,400

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Three Months Ended December 31,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Increase/ (Decrease)
	2012	2011	Amount	Percent
Operating revenues
U.S. Cellular	$1,115,206	$1,099,633	$15,573	1%
TDS Telecom	221,495	206,770	14,725	7%
All Other (1)	9,508	10,324	(816)	(8%)
	1,346,209	1,316,727	29,482	2%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	979,461	937,473	41,988	4%
Depreciation, amortization and accretion	169,242	141,976	27,266	19%
Loss on asset disposals and exchanges, net	2,121	3,868	(1,747)	(45%)
(Gain) loss on sale of business and other exit costs, net	25,170	-	25,170	N/M
	1,175,994	1,083,317	92,677	9%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	165,585	144,748	20,837	14%
Depreciation, amortization and accretion	49,455	46,168	3,287	7%
Loss on asset disposals and exchanges, net	390	485	(95)	(20%)
	215,430	191,401	24,029	13%
All Other (1)
Expenses excluding depreciation and amortization	7,865	19,117	(11,252)	(59%)
Depreciation and amortization	2,767	3,735	(968)	(26%)
(Gain) loss on asset disposals and exchanges, net	514	(193)	707	>(100%)
	11,146	22,659	(11,513)	(51%)

Total operating expenses	1,402,570	1,297,377	105,193	8%
Operating income (loss)
U.S. Cellular	(60,788)	16,316	(77,104)	>(100%)
TDS Telecom	6,065	15,369	(9,304)	(61%)
All Other (1)	(1,638)	(12,335)	10,697	87%
	(56,361)	19,350	(75,711)	>(100%)
Investment and other income (expense)
Equity in earnings of unconsolidated entities	19,071	18,507	564	3%
Interest and dividend income	2,354	2,229	125	6%
Gain (loss) on investment	10	(2,000)	2,010	>(100%)
Interest expense	(18,645)	(24,017)	5,372	22%
Other, net	524	2,157	(1,633)	(76%)
Total investment and other income (expense)	3,314	(3,124)	6,438	>100%
Income (loss) before income taxes	(53,047)	16,226	(69,273)	>(100%)
Income tax expense (benefit)	(12,037)	18,239	(30,276)	>(100%)
Net loss	(41,010)	(2,013)	(38,997)	>100%
Less: Net income attributable to noncontrolling interests, net of tax	(837)	(4,173)	3,336	80%
Net loss attributable to TDS shareholders	(41,847)	(6,186)	(35,661)	>100%
Preferred dividend requirement	(12)	(12)	-	-
Net loss available to common shareholders	$(41,859)	$(6,198)	$(35,661)	>100%

Basic weighted average shares outstanding (2)	108,481	108,492	(11)	-
Basic loss per share attributable to TDS shareholders (2)	$(0.39)	$(0.06)	$(0.33)	>100%

Diluted weighted average shares outstanding (2)	108,481	108,492	(11)	-
Diluted loss per share attributable to TDS shareholders (2)	$(0.39)	$(0.06)	$(0.33)	>100%

(1)     Consists of Suttle Straus printing and distribution operations, Airadigm, corporate operations and intercompany eliminations.

(2)     On January 13, 2012 TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS.  Shares outstanding at December 31, 2012, as well as average basic and diluted shares outstanding used to calculate earnings per share as of the beginning of all periods presented, have been retroactively restated to reflect the impact of the increased shares outstanding as a result of the Share Consolidation Amendment.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Twelve Months Ended December 31,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Increase/ (Decrease)
	2012	2011	Amount	Percent
Operating revenues
U.S. Cellular	$4,452,084	$4,343,346	$108,738	3%
TDS Telecom	854,506	815,388	39,118	5%
All Other (1)	38,687	21,737	16,950	78%
	5,345,277	5,180,471	164,806	3%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	3,647,685	3,490,882	156,803	4%
Depreciation, amortization and accretion	608,633	573,557	35,076	6%
(Gain) loss on asset disposals and exchanges, net	18,088	(1,873)	19,961	>(100%)
(Gain) loss on sale of business and other exit costs, net	21,022	-	21,022	N/M
	4,295,428	4,062,566	232,862	6%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	619,503	534,964	84,539	16%
Depreciation, amortization and accretion	193,094	180,530	12,564	7%
Loss on asset disposals and exchanges, net	1,167	1,243	(76)	(6%)
	813,764	716,737	97,027	14%
All Other (1)
Expenses excluding depreciation and amortization	39,283	27,157	12,126	45%
Depreciation and amortization	11,899	11,689	210	2%
Loss on impairment of assets	515	-	515	N/M
(Gain) loss on asset disposals and exchanges, net	525	(180)	705	>(100%)
	52,222	38,666	13,556	35%

Total operating expenses	5,161,414	4,817,969	343,445	7%
Operating income (loss)
U.S. Cellular	156,656	280,780	(124,124)	(44%)
TDS Telecom	40,742	98,651	(57,909)	(59%)
All Other (1)	(13,535)	(16,929)	3,394	20%
	183,863	362,502	(178,639)	(49%)
Investment and other income (expense)
Equity in earnings of unconsolidated entities	92,867	82,538	10,329	13%
Interest and dividend income	9,248	9,145	103	1%
Gain (loss) on investment	(3,718)	24,103	(27,821)	>(100%)
Interest expense	(86,745)	(118,201)	31,456	27%
Other, net	720	3,658	(2,938)	(80%)
Total investment and other income (expense)	12,372	1,243	11,129	>100%
Income before income taxes	196,235	363,745	(167,510)	(46%)
Income tax expense	73,582	113,503	(39,921)	(35%)
Net income	122,653	250,242	(127,589)	(51%)
Less: Net income attributable to noncontrolling interests, net of tax	(40,792)	(49,676)	8,884	18%
Net income attributable to TDS shareholders	81,861	200,566	(118,705)	(59%)
Preferred dividend requirement	(50)	(50)	-	-
Net income available to common shareholders	$81,811	$200,516	$(118,705)	(59%)

Basic weighted average shares outstanding (2)	108,671	108,562	109	-
Basic earnings per share attributable to TDS shareholders (2)	$0.75	$1.85	$(1.10)	(59%)

Diluted weighted average shares outstanding (2)	108,937	109,098	(161)	-
Diluted earnings per share attributable to TDS shareholders (2)	$0.75	$1.83	$(1.08)	(59%)

(1)     Consists of Suttle Straus printing and distribution operations, Airadigm, corporate operations and intercompany eliminations.

(2)     On January 13, 2012 TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS.  Shares outstanding at December 31, 2012, as well as average basic and diluted shares outstanding used to calculate earnings per share as of the beginning of all periods presented, have been retroactively restated to reflect the impact of the increased shares outstanding as a result of the Share Consolidation Amendment.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	December 31,	December 31,
	2012	2011
Current assets
Cash and cash equivalents	$740,481	$563,275
Short-term investments	115,700	246,273
Accounts receivable from customers and others	574,328	542,577
Inventory	160,692	130,044
Net deferred income tax asset	43,411	40,898
Prepaid expenses	86,385	80,628
Income taxes receivable	9,625	85,636
Other current assets	32,815	16,349
	1,763,437	1,705,680

Assets held for sale	163,242	49,647

Investments
Licenses	1,480,039	1,494,014
Goodwill	797,194	797,077
Other intangible assets, net	58,522	50,734
Investments in unconsolidated entities	179,921	173,710
Long-term investments	50,305	45,138
Other investments	824	3,072
	2,566,805	2,563,745

Property, plant and equipment, net
U.S. Cellular	3,022,588	2,790,302
TDS Telecom	934,188	936,757
Other	40,490	57,476
	3,997,266	3,784,535

Other assets and deferred charges	133,150	97,398

Total assets	$8,623,900	$8,201,005

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	December 31,	December 31,
	2012	2011
Current liabilities
Current portion of long-term debt	$1,233	$1,509
Accounts payable	377,291	364,746
Customer deposits and deferred revenues	222,345	207,633
Accrued interest	6,565	7,456
Accrued taxes	48,237	41,069
Accrued compensation	134,932	107,719
Other current liabilities	134,005	144,001
	924,608	874,133

Liabilities held for sale	19,594	1,051

Deferred liabilities and credits
Net deferred income tax liability	862,580	808,713
Other deferred liabilities and credits	438,727	383,567

Long-term debt	1,721,571	1,529,857

Noncontrolling interests with redemption features	493	1,005

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01 (1)	1,327	1,326
Capital in excess of par value (1)	2,304,122	2,268,711
Treasury shares, at cost (1)	(750,099)	(750,921)
Accumulated other comprehensive loss	(8,132)	(8,854)
Retained earnings (1)	2,464,318	2,451,899
Total TDS shareholders' equity	4,011,536	3,962,161

Preferred shares	825	830
Noncontrolling interests	643,966	639,688

Total equity	4,656,327	4,602,679

Total liabilities and equity	$8,623,900	$8,201,005

(1)     The December 31, 2011 amounts reflect the impact of the Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS, as approved by the TDS shareholders on January 13, 2012.

Balance Sheet Highlights
December 31, 2012
(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
Cash and cash equivalents	$378,358	$89,479	$272,644	$-	$740,481
Affiliated cash investments	-	356,414	-	(356,414)	-
Short-term investments	100,676	-	15,024	-	115,700
	$479,034	$445,893	$287,668	$(356,414)	$856,181

Licenses, goodwill and other intangible assets	$1,878,639	$582,909	$(125,793)	$-	$2,335,755
Investment in unconsolidated entities	144,531	3,809	37,932	(6,351)	179,921
Long-term and other investments	50,305	824	-	-	51,129
	$2,073,475	$587,542	$(87,861)	$(6,351)	$2,566,805

Property, plant and equipment, net	$3,022,588	$934,188	$40,490	$-	$3,997,266

Long-term debt:
Current portion	$92	$95	$1,046	$-	$1,233
Non-current portion	878,858	749	841,964	-	1,721,571
Total	$878,950	$844	$843,010	$-	$1,722,804

Preferred shares	$-	$-	$825	$-	$825

Telephone and Data Systems, Inc.

Schedule of Cash and Cash Equivalents and Investments

(Unaudited, dollars in thousands)

The following table presents TDS’ cash and cash equivalents and investments at December 31, 2012 and December 31, 2011.

	December 31,	December 31,
	2012	2011

Cash and cash equivalents	$740,481	$563,275
Amounts included in short-term investments (1) (2)
Government-backed securities (3)	115,700	218,829
Certificates of deposit	-	27,444
	$115,700	$246,273

Amounts included in long-term investments (1) (4)
Government-backed securities (3)	50,305	45,138
Total cash and cash equivalents and investments	$906,486	$854,686

(1)     Designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet.

(2)     Maturities are less than twelve months from the respective balance sheet dates.

(3)     Includes U.S treasury securities and corporate notes guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program.

(4)     Maturities range between 14 and 23 months from the balance sheet date.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
Twelve Months Ended December 31,
(Unaudited, dollars in thousands)
	2012	2011
Cash flows from operating activities
Net income	$122,653	$250,242
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	813,626	765,776
Bad debts expense	74,695	68,611
Stock-based compensation expense	41,871	36,837
Deferred income taxes, net	58,785	202,547
Equity in earnings of unconsolidated entities	(92,867)	(82,538)
Distributions from unconsolidated entities	84,884	92,231
Loss on impairment of assets	515	-
(Gain) loss on asset disposals and exchanges, net	19,741	(810)
(Gain) loss on sale of business and other exit costs, net	21,061	-
(Gain) loss on investment	3,718	(24,103)
Noncash interest expense	(572)	18,849
Other operating activities	1,393	1,067
Changes in assets and liabilities from operations
Accounts receivable	(81,107)	(95,426)
Inventory	(29,917)	(13,382)
Accounts payable	(12,332)	29,291
Customer deposits and deferred revenues	32,981	35,457
Accrued taxes	77,458	(27,871)
Accrued interest	(891)	3,351
Other assets and liabilities	(30,523)	(4,418)
	1,105,172	1,255,711

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(995,517)	(971,759)
Cash paid for acquisitions and licenses	(163,382)	(105,508)
Cash paid for investments	(120,000)	(180,920)
Cash received for divestitures	50,182	-
Cash received for investments	243,444	393,246
Other investing activities	(12,796)	(1,148)
	(998,069)	(866,089)

Cash flows from financing activities
Repayment of short-term debt	-	(32,671)
Repayment of long-term debt	(2,566)	(614,639)
Issuance of long-term debt	195,358	643,700
TDS Common Shares and Special Common Shares reissued for benefit plans, net of tax payments	(1,119)	32
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(2,205)	1,935
Repurchase of TDS Common and Special Common Shares	(20,026)	(21,500)
Repurchase of U.S. Cellular Common Shares	(20,045)	(62,294)
Dividends paid	(53,165)	(48,670)
Payment of debt issuance costs	(8,242)	(21,657)
Distributions to noncontrolling interests	(20,856)	(16,236)
Payments to acquire additional interests in subsidiaries	(3,167)	-
Other financing activities	6,136	3,970
	70,103	(168,030)

Net increase in cash and cash equivalents	177,206	221,592
Cash and cash equivalents
Beginning of period	563,275	341,683
End of period	$740,481	$563,275

TDS Telecom Highlights
Three Months Ended December 31,
(Unaudited, dollars in thousands)

			Increase (Decrease)
	2012	2011	Amount	Percent
Local Telephone Operations
Operating revenues
Residential	$69,680	$69,745	$(65)	-
Commercial	24,665	24,039	626	3%
Wholesale	50,900	53,840	(2,940)	(5%)
	145,245	147,624	(2,379)	(2%)
Operating expenses
Cost of services and products	48,549	48,313	236	-
Selling, general and administrative expenses	44,020	43,784	236	1%
Depreciation, amortization and accretion	37,669	36,489	1,180	3%
Loss on asset disposals and exchanges, net	269	532	(263)	(49%)
	130,507	129,118	1,389	1%

Operating income	$14,738	$18,506	$(3,768)	(20%)

Competitive Local Exchange Carrier Operations
Operating revenues
Residential	$3,871	$4,910	$(1,039)	(21%)
Commercial	34,900	34,514	386	1%
Wholesale	3,856	4,973	(1,117)	(22%)
	42,627	44,397	(1,770)	(4%)
Operating expenses
Cost of services and products	22,457	22,654	(197)	(1%)
Selling, general and administrative expenses	17,574	16,790	784	5%
Depreciation, amortization and accretion	5,490	5,450	40	1%
(Gain) loss on asset disposals and exchanges, net	118	(105)	223	>100%
	45,639	44,789	850	2%

Operating loss	$(3,012)	$(392)	$(2,620)	>(100)%

Hosted and Managed Services Operations
Revenues	$36,148	$17,258	$18,890	>100%
Operating expenses
Cost of services and products	25,585	9,729	15,856	>100%
Selling, general and administrative expenses	9,925	5,987	3,938	66%
Depreciation, amortization and accretion	6,296	4,229	2,067	49%
Loss on asset disposals and exchanges, net	3	58	(55)	(95%)
	41,809	20,003	21,806	>100%

Operating loss	$(5,661)	$(2,745)	$(2,916)	>(100)%

Intercompany revenues	$(2,525)	$(2,509)	$(16)	(1%)
Intercompany expenses	(2,525)	(2,509)	(16)	(1%)

Total TDS Telecom operating income	$6,065	$15,369	$(9,304)	(61%)

TDS Telecom Highlights
Twelve Months Ended December 31,
(Unaudited, dollars in thousands)

			Increase (Decrease)
	2012	2011	Amount	Percent
Local Telephone Operations
Operating revenues
Residential	$279,400	$279,858	$(458)	-
Commercial	97,382	98,581	(1,199)	(1%)
Wholesale	201,630	219,372	(17,742)	(8%)
	578,412	597,811	(19,399)	(3%)
Operating expenses
Cost of services and products	192,514	191,591	923	-
Selling, general and administrative expenses	170,493	158,302	12,191	8%
Depreciation, amortization and accretion	150,557	145,687	4,870	3%
Loss on asset disposals and exchanges, net	574	1,043	(469)	(45%)
	514,138	496,623	17,515	4%

Operating income	$64,274	$101,188	$(36,914)	(36%)

Competitive Local Exchange Carrier Operations
Operating revenues
Residential	$17,192	$22,006	$(4,814)	(22%)
Commercial	138,637	138,230	407	-
Wholesale	17,568	20,096	(2,528)	(13%)
	173,397	180,332	(6,935)	(4%)
Operating expenses
Cost of services and products	89,949	91,348	(1,399)	(2%)
Selling, general and administrative expenses	66,886	64,509	2,377	4%
Depreciation, amortization and accretion	21,969	21,976	(7)	-
Loss on asset disposals and exchanges, net	485	85	400	>100%
	179,289	177,918	1,371	1%

Operating income (loss)	$(5,892)	$2,414	$(8,306)	>(100)%

Hosted and Managed Services Operations
Revenues	$113,010	$47,180	$65,830	>100%
Operating expenses
Cost of services and products	75,781	23,502	52,279	>100%
Selling, general and administrative expenses	34,193	15,647	18,546	>100%
Depreciation, amortization and accretion	20,568	12,867	7,701	60%
Loss on asset disposals and exchanges, net	108	115	(7)	(6%)
	130,650	52,131	78,519	>100%

Operating loss	$(17,640)	$(4,951)	$(12,689)	>(100)%

Intercompany revenues	$(10,313)	$(9,935)	$(378)	(4%)
Intercompany expenses	(10,313)	(9,935)	(378)	(4%)

Total TDS Telecom operating income	$40,742	$98,651	$(57,909)	(59%)

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)
				Consolidated
Three Months Ended December 31, 2012	U.S. Cellular	TDS Telecom (1)	All Other (2)	Total

Operating revenues	$1,115,206	$221,495	$9,508	$1,346,209
Deduct:
U.S. Cellular equipment sales revenue	106,282
Service revenues	1,008,924

Operating income (loss)	(60,788)	6,065	(1,638)	(56,361)
Add (Deduct):
Depreciation, amortization and accretion	169,242	49,455	2,767	221,464
Loss on impairment of assets	-	-	-	-
Loss on asset disposals and exchanges, net	2,121	390	514	3,025
(Gain) loss on sale of business and other exit costs, net	25,170	-	-	25,170
Adjusted OIBDA (3)	$135,745	$55,910	$1,643	$193,298

Adjusted OIBDA margin (4)	13.5%	25.2%

				Consolidated
Three Months Ended December 31, 2011	U.S. Cellular	TDS Telecom (1)	All Other (2)	Total

Operating revenues	$1,099,633	$206,770	$10,324	$1,316,727
Deduct:
U.S. Cellular equipment sales revenue	69,588
Service revenues	1,030,045

Operating income (loss)	16,316	15,369	(12,335)	19,350
Add (Deduct):
Depreciation, amortization and accretion	141,976	46,168	3,735	191,879
Loss on impairment of assets	-	-	-	-
(Gain) loss on asset disposals and exchanges, net	3,868	485	(193)	4,160
Adjusted OIBDA (3)	$162,160	$62,022	$(8,793)	$215,389

Adjusted OIBDA margin (4)	15.7%	30.0%

	TDS Consolidated
Three Months Ended December 31,	2012	2011

Cash flows from operating activities	$344,636	$316,510
Deduct:
Cash used for additions to property, plant, and equipment	264,620	369,999
Free cash flow (5)	$80,016	$(53,489)

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)
				Consolidated
Twelve Months Ended December 31, 2012	U.S. Cellular	TDS Telecom (1)	All Other (2)	Total

Operating revenues	$4,452,084	$854,506	$38,687	$5,345,277
Deduct:
U.S. Cellular equipment sales revenue	353,228
Service revenues	4,098,856

Operating income (loss)	156,656	40,742	(13,535)	183,863
Add (Deduct):
Depreciation, amortization and accretion	608,633	193,094	11,899	813,626
Loss on impairment of assets	-	-	515	515
Loss on asset disposals and exchanges, net	18,088	1,167	525	19,780
(Gain) loss on sale of business and other exit costs, net	21,022	-	-	21,022
Adjusted OIBDA (3)	$804,399	$235,003	$(596)	$1,038,806

Adjusted OIBDA margin (4)	19.6%	27.5%

				Consolidated
Twelve Months Ended December 31, 2011	U.S. Cellular	TDS Telecom (1)	All Other (2)	Total

Operating revenues	$4,343,346	$815,388	$21,737	$5,180,471
Deduct:
U.S. Cellular equipment sales revenue	289,549
Service revenues	4,053,797

Operating income (loss)	280,780	98,651	(16,929)	362,502
Add (Deduct):
Depreciation, amortization and accretion	573,557	180,530	11,689	765,776
Loss on impairment of assets	-	-	-	-
(Gain) loss on asset disposals and exchanges, net	(1,873)	1,243	(180)	(810)
Adjusted OIBDA (3)	$852,464	$280,424	$(5,420)	$1,127,468

Adjusted OIBDA margin (4)	21.0%	34.4%

	TDS Consolidated
Twelve Months Ended December 31,	2012	2011

Cash flows from operating activities	$1,105,172	$1,255,711
Deduct:
Cash used for additions to property, plant, and equipment	995,517	971,759
Free cash flow (5)	$109,655	$283,952

(1)     Includes ILEC, CLEC and HMS intercompany eliminations.

(2)     Consists of Suttle-Straus and Airadigm (as of September 23, 2011), which represents TDS’ Non-Reportable Segment, corporate operations and intercompany eliminations between U.S. Cellular, TDS Telecom and corporate operations. Amounts in this column are presented only to reconcile to consolidated totals and may not otherwise be meaningful.

(3)     Adjusted OIBDA is defined as operating income excluding the effects of: depreciation, amortization and accretion (OIBDA); the loss on impairment of assets (if any); the net gain or loss on asset disposals and exchanges (if any); and the net gain or loss on sale of business and other exit costs (if any).

(4)     Adjusted OIBDA margin is defined as adjusted OIBDA divided by service revenues (U.S. Cellular) and operating revenues (TDS Telecom).  Equipment revenues are excluded from the denominator of the U.S. Cellular calculation since equipment is generally sold at a net negative margin, and the net equipment subsidy is effectively a cost for purposes of assessing business results and is already reflected in adjusted OIBDA. TDS believes that this calculation method is consistent with the method used by certain investors to assess U.S. Cellular’s business results.  Adjusted OIBDA margin may also be commonly referred to by management as operating cash flow margin.

(5)     Free cash flow is defined as cash flows from operating activities less Cash used for additions to property, plant and equipment. Free cash flow is a non-GAAP financial measure.  TDS believes that free cash flow as reported by TDS is useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations, after consideration of capital expenditures.